   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 28, 1995.

                                                                File No. 2-97111
                                                               File No. 811-4283


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                          SECURITIES ACT OF 1933  /  /

                        POST-EFFECTIVE AMENDMENT NO. 18  /X/
                                      and
                        REGISTRATION STATEMENT UNDER THE
                      INVESTMENT COMPANY ACT OF 1940  /  /

                              AMENDMENT NO. 20  /X/

                                SEI INDEX FUNDS
               (Exact Name of Registrant as Specified in Charter)

                               c/o CT Corporation
                                2 Oliver Street
                          Boston, Massachusetts 02109
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code (800) 932-7781

                                 Robert Nesher
                              c/o SEI Corporation
                            680 East Swedesford Road
                           Wayne, Pennsylvania 19087
                    (Name and Address of Agent for Service)

                                   Copies to:

Richard W. Grant, Esquire                            John H. Grady, Jr., Esquire
Morgan, Lewis & Bockius LLP                          Morgan, Lewis & Bockius LLP
2000 One Logan Square                                    1800 M Street, N.W.
Philadelphia, Pennsylvania 19103                       Washington, D.C.  20036



     / /  immediately upon filing pursuant to paragraph (b)
     / /  on [date] pursuant to paragraph (b)
     /X/  60 days after filing pursuant to paragraph (a)
     / /  on [date] pursuant to paragraph (a) of Rule 485.

Pursuant to the provisions of Rule 24f-2 under the Investment Company Act of 1940, an indefinite number of units of beneficial interest is being registered by this Registration Statement. Registrant's Rule 24f-2 Notice for fiscal year ended March 31, 1995 was filed on May 23, 1995.

                                SEI INDEX FUNDS
                             CROSS REFERENCE SHEET
                         Post-Effective Amendment No. 18


N-1A ITEM NO.                                                                         LOCATION
--------------------------------------------------------------------------------------------------------------------
PART A
Item 1.  Cover Page                                              Cover Page
Item 2.  Synopsis                                                *
Item 3.  Condensed Financial Information                         Financial Highlights
Item 4.  General Description of Registrant                       The Trust; Investment Objectives and Policies;
                                                                 General Investment Policies; General Information;
                                                                 Investment Limitations; Description of Permitted
                                                                 Investments and Risk Factors
Item 5.  Management of the Fund                                  General Information; The Administrator; The
                                                                 Manager and The Shareholder Servicing Agent;
                                                                 Distribution
Item 6.  Capital Stock and Other Securities                      Taxes; General Information;
Item 7.  Purchase of Securities Being Offered                    Purchase and Redemption of Shares
Item 8.  Redemption or Repurchase                                Purchase and Redemption of Shares
Item 9.  Pending Legal Proceedings                               *

PART B - ALL PORTFOLIOS
Item 10.  Cover Page                                             Cover Page
Item 11.  Table of Contents                                      Table of Contents
Item 12.  General Information and History                        The Trust
Item 13.  Investment Objectives and Policies                     Description of Permitted Investments; Investment
                                                                 Limitations
Item 14.  Management of the Registrant                           Trustees and Officers of the Trust; The
                                                                 Administrator
Item 15.  Control Persons and Principal Holders of Securities    Trustees and Officers of the Trust; 5%
                                                                 Shareholders
Item 16.  Investment Advisory and Other Services                 The Administrator; Distribution; Experts; The
                                                                 Manager and The Shareholder Servicing Agent;
                                                                 Custodian and Independent Public Accountant
Item 17.  Brokerage Allocation                                   Portfolio Transactions; Trading Practices and
                                                                 Brokerage
Item 18.  Capital Stock and Other Securities                     Description of Shares
Item 19.  Purchase, Redemption, and Pricing of Securities        Purchase and Redemption of Shares; Description of
          Being Offered                                          Shares; Determination of Net Asset Value
Item 20.  Tax Status                                             Taxes
Item 21.  Underwriters                                           Distribution
Item 22.  Calculation of Yield Quotations                        Performance
Item 23.  Financial Statements                                   Financial Information


PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of the Registration Statement.

*Not Applicable

The Prospectus for the Bond Index Portfolio and the Class A Shares of the S&P 500 Index Portfolio and the Statement of Additional Information included as part of Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A (File No. 2-97111) filed with the Securities and Exchange Commission on May 31, 1995, is hereby incorporated by reference as if set forth in full herein.

SEI INDEX FUNDS

     , 1996
--------------------------------------------------------------------------------

S&P 500 INDEX PORTFOLIO

--------------------------------------------------------------------------------

This Prospectus sets forth concisely information about the above-referenced Portfolio that an investor needs to know before investing. Please read this Prospectus carefully, and keep it on file for future reference.

A Statement of Additional Information dated July 31, 1995 has been filed with the Securities and Exchange Commission and is available upon request and without charge through the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087 or by calling 1-800-342-5734. The Statement of Additional Information is incorporated into this Prospectus by reference.

SEI Index Funds (the "Trust") is an open-end investment management company that offers financial institutions a convenient means of investing their own funds or funds for which they act in a fiduciary, agency or custodial capacity in professionally managed diversified portfolios of securities. Each Portfolio may offer separate classes of shares that differ from each other primarily in the allocation of certain distribution expenses. This Prospectus offers Class E shares of the Trust's S&P 500 Index Portfolio (the "Portfolio").
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE TRUST'S SHARES ARE NOT FEDERALLY IN-SURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RE-SERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)
--------------------------------------------------------------------------------

                                                 S&P 500
                                                  INDEX
                                                 -------
Management/Advisory Fees (after fee waiver) /1/   .15%
12b-1 Fees                                        .20%
Other Expenses                                    .05%
--------------------------------------------------------
Total Operating Expenses (after waiver) /2/       .40%
--------------------------------------------------------

1 The Manager has waived, on a voluntary basis, a portion of its fee, and the management/advisory fees shown reflect this voluntary waiver. The Manager reserves the right to terminate its waiver at any time in its sole discretion. Absent such fee waiver, management/advisory fees for the Portfolio would be .25%.


2 Absent the voluntary fee waivers described above, total operating expenses for the Portfolio would be .50%. Additional information may be found under "The Manager and Shareholder Servicing Agent."

EXAMPLE
--------------------------------------------------------------------------------
An investor in a Portfolio would pay
the following expenses on a $1,000
investment assuming (1) 5% annual re-
turn and (2) redemption at the end of
each time period:

     1YR. 3YRS. 5YRS. 10YRS.
     ---- ----- ----- ------
     $ 4   $13   $22   $51
----------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in shares of the Portfolio. A person who purchases shares through a financial institution may be charged separate fees by that institution. The information set forth in the foregoing table and example relates only to the Portfolio's Class E shares (a class of shares of the Portfolio). The Portfolio also offers Class A shares which are subject to the same expenses, except there are different distribution costs. Additional Information may be found under "The Manager and Shareholder Servicing Agent," "The Adviser" and "Distribution."

FINANCIAL HIGHLIGHTS ___________________________________________________________

The following financial highlights, for a share outstanding throughout each period, have been audited by Arthur Andersen LLP, independent public accountants, whose report thereon was unqualified. This information should be read in conjunction with the Trust's financial statements and notes thereto, which are included in the Trust's Statement of Additional Information and which appear, along with the report of Arthur Andersen LLP, in the Trust's March 31, 1995 Annual Report to Shareholders. Additional performance information is set forth in the Annual Report to Shareholders and is available upon request and without charge by calling 1-800-342-5734.

FOR A CLASS A SHARE OUTSTANDING THROUGHOUT THE PERIOD**

                       Income from Investment
                             Operations
                       ----------------------
                                      Net
                                   Realized                     Less Distributions
                                      and                --------------------------------                Net             Net
             Net Asset            Unrealized             Dividends                                      Asset          Assets,
              Value,      Net     Gain (Loss) Total from  from Net  Distributions Returns               Value,          End of
             Beginning Investment     on      Investment Investment from Capital    of        Total     End of Total    Period
             of Period Income /2/ Investments Operations   Income       Gains     Capital Distributions Period Return   (000)
-------------------------------------------------------------------------------------------------------------------------------
-----------------------
S&P 500 INDEX PORTFOLIO
=======================
4/1/94 to
3/31/95       $15.07     $0.42       $1.79      $2.21      $(0.42)     $(0.46)       --      $(0.88)    $16.40 15.26%  $458,012
4/1/93 to
3/31/94        15.80      0.43       (0.22)      0.21       (0.42)      (0.52)       --       (0.94)     15.07  1.19    424,647
4/1/92 to
3/31/93        14.17      0.40        1.69       2.09       (0.40)      (0.06)       --       (0.46)     15.80 14.97    675,484
4/1/91 to
3/31/92        13.43      0.40        1.01       1.41       (0.41)      (0.26)       --       (0.67)     14.17 10.71    470,847
4/1/90 to
3/31/91        12.45      0.43        1.24       1.67       (0.43)      (0.26)       --       (0.69)     13.43 14.18    261,165
4/1/89 to
3/31/90        10.88      0.42        1.64       2.06       (0.43)      (0.06)       --       (0.49)     12.45 19.02    192,154
4/1/88 to
3/31/89         9.63      0.39        1.26       1.65       (0.40)         --        --       (0.40)     10.88 17.60    125,714
4/1/87 to
3/31/88        12.68      0.43       (1.65)     (1.22)      (0.45)      (1.38)       --       (1.83)      9.63 (9.35)   105,473
4/1/86 to
3/31/87        12.45      0.42        2.63       3.05       (0.38)      (2.44)       --       (2.82)     12.68 25.96    103,468
8/1/85 to
3/31/86 /1/    10.00      0.29        2.37       2.66       (0.21)         --        --       (0.21)     12.45 40.43*    94,224

                         Ratios and Supplemental Data
             ----------------------------------------------------
                                              Ratio of
                                                Net
                        Ratio of             Investment
             Ratios of  Expenses   Ratio of  Income to
             Expenses  to Average    Net      Average
                to     Net Assets Investment Net Assets
              Average  (Excluding Income to  (Excluding Portfolio
                Net       Fee      Average      Fee     Turnover
              Assets    Waivers)  Net Assets  Waivers)    Rate
-----------------------------------------------------------------
4/1/94 to
3/31/95        0.25%      0.35%      2.69%      2.59%      4.00%
4/1/93 to
3/31/94        0.25       0.33       2.57       2.49      23.00
4/1/92 to
3/31/93        0.25       0.35       2.75       2.65       1.00
4/1/91 to
3/31/92        0.25       0.34       2.99       2.90       1.00
4/1/90 to
3/31/91        0.25       0.32       3.56       3.49      40.00
4/1/89 to
3/31/90        0.25       0.36       3.58       3.47      10.00
4/1/88 to
3/31/89        0.25       0.39       4.03       3.89      47.00
4/1/87 to
3/31/88        0.25       0.43       3.74       3.56      77.00
4/1/86 to
3/31/87        0.23       0.44       3.29       3.08     145.00
8/1/85 to
3/31/86 /1/    0.20*      0.44*      4.10*      3.86      66.00

* Annualized

** Class A share financial information is provided to investors for informational purposes only and should be referred to as an historical guide to the Portfolio's operations. Past performance does not indicate future results. Financial information for Class E shares will be provided to investors upon the completion of the Portfolio's fiscal year.
1  Commenced operations on 8/1/85
2 Had management fees not been waived and certain other expenses not been absorbed by the Manager for the Portfolio, the net investment income per share would have been $.41, $.41, $.39, $.38, $.42, $.41, $.37, $.41, $.39 and $.27 for the periods ending 3/31/95 through 3/31/86, respectively.

THE TRUST ______________________________________________________________________

SEI Index Funds (the "Trust") is an open-end management investment company that has diversified portfolios. The Trust offers units of beneficial interest ("shares") in separate investment portfolios. The S&P 500 Index Portfolio (the "Portfolio") has two separate classes of shares, Class A and Class E, which provide for variations in distribution expenses. This prospectus offers Class E shares of the Portfolio. Additional information pertaining to the Trust may be obtained in writing from SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087 or by calling 1-800-342-5734.

INVESTMENT
OBJECTIVES AND
POLICIES _______________________________________________________________________

S&P 500 INDEX     The S&P 500 Index Portfolio seeks to provide investment
PORTFOLIO         results that correspond to the aggregate price and dividend performance of the securities in the Standard & Poor's 500
                  Composite Stock Price Index (the "S&P 500 Index") which is comprised of 500 selected common stocks, most which are listed on the New York Stock Exchange. There is no assurance that the Portfolio will achieve its investment objective.
                     The S&P 500 Index Portfolio's ability to duplicate the
                  performance of the S&P 500 Index will depend to some extent on the size and timing and cashflows into and out of the Portfolio as well as the extent of the Portfolio's expenses.
                     Adjustments made to accommodate cash flows will track the
                  index to the maximum extent possible and may result in brokerage expenses for the Portfolio. Over time, the correlation between the performance of the Portfolio and the S&P 500 Index is expected to be over 0.95. A correlation of
                  1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500 Index. An investment in shares of the Portfolio involves risks similar to those of investing in a portfolio consisting of the common stocks of some or all of the companies included in the Index.
                     The Portfolio will normally be invested in all of the
                  stocks which comprise the S&P 500 Index, except when changes are made to the S&P 500 Index itself. The Portfolio's policy is to be fully invested in common stocks, and it is expected that cash reserve items would normally be less than 10% of net assets.
                     The weightings of stocks in the S&P 500 Index are based
                  on each stock's relative total market value, i.e., market price per share times the number of shares outstanding.
                  Because of this weighting, approximately 50% of the S&P 500
                  Index is currently composed of the 50 largest companies in the S&P 500 Index, and the S&P 500 Index currently represents over 65% of the market value of all U.S. common stocks listed on the New York Stock Exchange.
                     World Asset Management, the Portfolio's investment
                  adviser (the "Adviser" or "World"), makes no attempt to "manage" the Portfolio in the traditional sense by using economic, financial or market analysis. The adverse financial situation of a company usually will not result in the elimination of a stock from the Portfolio. However, the Trust reserves the right, without the obligation, to remove an investment from the Portfolio if, in the judgment of World, the merit of the investment has been substantially impaired by extraordinary events or financial conditions. Furthermore, administrative adjustments may be made in the Portfolio from time to time because of mergers, changes in the composition of the S&P
                  500 Index and similar reasons. In certain circumstances, World may exercise discretion in determining whether to exercise warrants or rights issued in respect to portfolio securities or whether to tender portfolio securities pursuant to a tender or exchange offer.
                     The S&P 500 Index Portfolio is not sponsored, endorsed,
                  sold or promoted by Standard & Poor's Corporation ("S&P").
                  S&P makes no representation or warranty, implied or express, to the purchasers of the Portfolio or any member of the public regarding the advisability of investing in index funds or the Portfolio or the ability of the Index to track general stock market performance.
                     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE
                  COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. S&P
                  MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE
                  OBTAINED BY THE PORTFOLIO, OWNERS OF THE PORTFOLIO, OR ANY
                  DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED
                  WARRANTIES, AND HEREBY DISCLAIMS ALL WARRANTIES OF
                  MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE
                  WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN.
                  S&P'S ONLY RELATIONSHIP TO THE PORTFOLIO IS THE LICENSING OF
                  THE S&P MARKS AND THE INDEX, WHICH IS DETERMINED, COMPOSED,
                  AND CALCULATED BY S&P WITHOUT REGARD TO THE LICENSEE OR THE
                  PORTFOLIO.
                     The equity securities in which the S&P 500 Index
                  Portfolio may invest are common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock.
                     The Portfolio may enter into stock index futures
                  contracts, provided that the value of these contracts does not exceed 20% of the Portfolio's total assets. The
                  Portfolio may purchase futures contracts solely to maintain adequate liquidity to meet its redemption demands while maximizing the level of the Portfolio's assets which are tracking the performance of the Index. In addition, the Portfolio may only purchase those stock index futures contracts--such as futures contracts on the index--that are likely to closely duplicate the performance of the S&P 500
                  Index. The Portfolio also can sell such futures contracts in order to close out a previously established position. The
                  Portfolio will not enter into any stock index futures contract for the purpose of speculation, and will only enter into contracts traded on national securities exchanges with standardized maturity dates. The Portfolio will not purchase or sell futures contracts if immediately thereafter the sum of the amount of margin deposits on its existing futures positions would exceed 5% of its total assets.

                     The Portfolio may invest in the stock of foreign issuers
                  which is traded in the United States. The Portfolio ordinarily will purchase securities of foreign issuers in U.S. markets. However, the Portfolio may purchase securities of foreign issuers directly in foreign markets if the Adviser determines that it is in the best interest of the Portfolio to do so.
                     The Portfolio may invest cash reserves in securities
                  issued by the U.S. Government, its agencies or instrumentalities, bankers' acceptances, commercial paper rated at least A-1 by S&P and/or Prime-1 by Moody's Investors Services, Inc. ("Moody's"), certificates of deposit and repurchase agreements involving such obligations. Such investments will not be used for defensive purposes.

GENERAL
INVESTMENT
POLICIES _______________________________________________________________________

                  The Portfolio may lend up to 20% of its assets to qualified institutions for the purpose of realizing additional income, however the Portfolio has no present intention to lend its securities. The Portfolio may invest in illiquid securities, however, not more than 10% of the total assets of the Portfolio will be invested in such instruments. The Portfolio may enter into forward commitments, or purchase securities on a when-issued or delayed delivery basis.

                     For additional information regarding the Portfolio's
                  permitted investments see "Description of Permitted Investments and Risk Factors" in this Prospectus and in the Statement of Additional Information. For a description of the above ratings, see the Statement of Additional Information.

INVESTMENT
LIMITATIONS ____________________________________________________________________

                  The investment objective and investment limitations are fundamental policies of the Portfolio. Fundamental policies cannot be changed with respect to the Trust or a Portfolio without the consent of the holders of a majority of the Trust's or that Portfolio's outstanding shares.

                  The Portfolio may not:

                  1. Purchase securities of any issuer (except securities
                     issued or guaranteed by the United States Government, its agencies or instrumentalities) and if, as a result, more than 5% of total assets of the Portfolio would be invested in the securities of such issuer. This restriction applies to 75% of the Portfolio's total assets.
                  2. Purchase any securities which would cause more than 25%
                     of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities.

                  3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of the Portfolio. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments for the Portfolio and any interest paid on such borrowings will reduce the Portfolio's income.
                  4. Make loans, except that the Portfolio may enter into
                     repurchase agreements, provided that repurchase agreements and time deposits maturing in more than seven days, and other illiquid securities, including securities which are not readily marketable or are restricted, are not to exceed, in the aggregate, 10% of the Portfolio's total assets, may engage in securities lending as described in this Prospectus and may purchase or hold debt instruments in accordance with its investment objectives and policies.
                  The foregoing percentage limitations will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

THE MANAGER
AND SHAREHOLDER
SERVICING AGENT ________________________________________________________________

                  SEI Financial Management Corporation (the "Manager" or the "Transfer Agent"), a wholly-owned subsidiary of SEI Corporation ("SEI"), and the Trust are parties to a management agreement (the "Management Agreement"). Under the terms of the Management Agreement, the Manager is responsible for providing the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel and facilities and for acting as transfer agent, dividend disbursing agent, and shareholder servicing agent.

                     For these services, the Manager is entitled to a fee
                  which is calculated daily and paid monthly at an annual rate of .22% of the average daily net assets of the Portfolio. The Manager may from time to time waive all or a portion of its fee in order to limit the operating expenses of the Portfolio. Any such waiver is voluntary and may be terminated at any time in its sole discretion.

                     For the fiscal year ended March 31, 1995, the Portfolio
                  paid management fees, after fee waivers, of .12% of its average daily net assets.

THE ADVISER ____________________________________________________________________

                  World Asset Management ("World" or the "Adviser") is a general partnership organized by Munder Capital Management ("MCM"), a general partnership formed in December, 1994, which engages in investment management and advisory services. As of December 31, 1994 total assets under management of World were $6.0 billion and assets under management of MCM were $29.5 billion. The principal business address for the Adviser is 100 Renaissance Center, 38th Floor, Detroit, Michigan 48275-3040.
                     The Adviser and the Trust are parties to an investment
                  advisory agreement relating to the Portfolios (the "Advisory Agreement").
                     Under the terms of this Advisory Agreement, the Adviser
                  provides the Trust with certain record keeping and management services in connection with the Portfolios including monitoring the indexing systems and determining which securities to purchase and sell in order to keep each Portfolio in balance with its respective index.

                     The Adviser is entitled to a fee, which is calculated
                  daily and paid monthly, at an annual rate of .03% of the average daily net assets of each Portfolio. No monthly payment to the Adviser shall exceed the payment actually made to the Manager pursuant to the current Management Agreement between the Manager and the Trust. For the fiscal year ended March 31, 1995, the Portfolio paid advisory fees, after waivers, of .03% of its average daily net assets to each of Woodbridge Capital Management and World.

DISTRIBUTION ___________________________________________________________________


                  SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, serves as the Portfolio's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust. Each Class of the Trust has adopted a distribution plan relating to its shares (the "Class A Plan" and "Class E Plan", respectively), pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act").

                     The Class E Plan provides for reimbursement for expenses
                  incurred by the Distributor in an amount not to exceed .05% of the average daily net assets of the Portfolio on an annualized basis.

                     Distribution-related expenses reimbursable to the
                  Distributor under the budget include those related to the costs of the printing, reports, prospectuses, notices and similar materials for persons other than current shareholders, advertising expenses and promotional and sales expenses including expenses for travel, communication and compensation and benefits for sales personnel. Distribution expenses not attributable to a specific Portfolio are allocated among each of the portfolios of the Trust based on the basis of their relative average net assets. The Trust is not obligated to reimburse the Distributor for any expenditures in excess of the approved budget.

                     The Class E Plan, in addition to providing for the
                  reimbursement payments described above, provides for payments to the Distributor at an annual rate of .15% of the Portfolio's average daily net assets attributable to Class E shares. These payments are characterized as "compensation," and are not directly tied to expenses incurred by the Distributor. Accordingly, the payments the Distributor receives during any year may be higher or lower than its actual expenses. These additional payments compensate the Distributor for its services in connection with distribution assistance or the provision of shareholder services, and some or all of it may be used to pay financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, and investment counselors, broker-dealers (including the Distributor's affiliates and subsidiaries) for services or reimbursement of expenses incurred in connection with distribution assistance or the provision of shareholder services. Currently, the Distributor is taking this additional compensation payment under the Class E Plan at a rate of .15% of the Portfolio's average daily net assets, on an annualized basis, attributable to Class E shares.

                     It is possible that an institution may offer different
                  classes of shares to its customers and thus receive different compensation with respect to different classes. These financial institutions may also charge separate fees to their customers.

                     The Trust may execute brokerage or other agency
                  transactions through the Distributor for which the Distributor may receive compensation.

                     The Distributor may, from time to time in its sole
                  discretion, institute one or more promotional incentive programs, which will be paid for by the Distributor from the sales charge it receives or from any other source available to it. Under any such program, the Distributor will provide promotional incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to all dealers selling shares of the Portfolio. Such promotional incentives will be offered uniformly to all shares of the Portfolio, and also will be offered uniformly to all dealers, predicated upon the amount of shares of the Portfolio sold by such dealer.

PURCHASE AND
REDEMPTION
OF SHARES   ____________________________________________________________________

                  Financial institutions may acquire shares of the Portfolio for their own account or as a record owner on behalf of fiduciary, agency or custody accounts by placing orders with the Transfer Agent. Institutions that use certain SEI proprietary systems may place orders electronically through those systems. State securities laws may require banks and financial institutions purchasing shares for their customers to register as dealers pursuant to state laws. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Transfer Agent for effectiveness the same day. Financial institutions which purchase shares for the accounts of their customers may impose separate charges on these customers for account services. Shares of the Portfolio are offered only to residents of states in which the shares are eligible for purchase.

                     Shares of the Portfolio may be purchased or redeemed on
                  days on which the New York Stock Exchange is open for business ("Business Days"). However, fund shares cannot be purchased by Federal Reserve wire on federal holidays restricting wire transfers.
                     Shareholders who desire to purchase shares for cash must
                  place their orders with the Transfer Agent prior to 4:00 p.m. Eastern time on any Business Day for the order to be accepted on that Business Day. Cash investments must be transmitted or delivered in federal funds to the wire agent on the next Business Day following the day the order is placed. The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or shareholders to accept such purchase order.

                     Purchases will be made in full and fractional shares of
                  the Portfolio calculated to three decimal places. The Trust will send shareholders a statement of shares owned after each transaction. The purchase price of shares is the net asset value next determined after a purchase order is received and accepted by the Trust. The net asset value per share of the Portfolio is determined by dividing the total market value of the Portfolio's investment and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Net asset value per share is determined daily as of the close of business of the New York Stock Exchange (currently, 4:00 p.m. Eastern time) on any Business Day.

                     The market value of each portfolio security is obtained
                  by the Manager from an independent pricing service. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the pricing service may use a matrix system to determine valuations of equity and fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The pricing service may also provide market quotations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

                     Shareholders who desire to redeem shares of the Portfolio
                  must place their redemption orders with the Transfer Agent prior to 4:00 p.m. Eastern time on any Business Day. The redemption price is the net asset value per share of the Portfolio next determined after receipt by the Transfer Agent of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received.

                     Shares of the Portfolio may be purchased in exchange for
                  securities included in the Portfolio subject to the Manager's or the Adviser's determination that the securities are acceptable. Securities accepted in an exchange will be valued at market value. All accrued interest and subscription of other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Trust and must be delivered by the Shareholder to the Trust upon receipt from the issuer.
                     The Manager or Adviser will not accept securities for a
                  Portfolio unless (1) such securities are appropriate in the Portfolio at the time of the exchange; (2) such an exchange will not cause the Portfolio's weightings to become materially imbalanced with respect to the weightings of the securities included in the Index; (3) such securities are acquired for investment and not for resale; (4) the Shareholder represents and agrees that all securities offered to the Trust for the Portfolio are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; (5) such securities are traded on the American Stock Exchange, the New York Stock Exchange or on NASDAQ in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made or, if not listed on such exchanges or on NASDAQ, have prices available from an independent pricing service approved by the Trust's Board of Trustees; and (6) the securities may be acquired under the investment restrictions applicable to the Portfolio.
                     Purchase and redemption orders may be placed by
                  telephone. Neither the Trust nor the Trust's transfer agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Trust's transfer agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

                     If market conditions are extraordinarily active, or other
                  extraordinary circumstances exist, Shareholders may experience difficulties placing redemption orders by telephone, and may wish to consider placing orders by other means.

PERFORMANCE ____________________________________________________________________

                  From time to time, the Portfolio may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Portfolio refers to the income generated by a hypothetical investment in the Portfolio over a thirty day period. This income is then "annualized," i.e., the income over thirty days is assumed to be generated over one year and is shown as a percentage of the investment.

                     The total return of the Portfolio refers to the average
                  compounded rate of return on a hypothetical investment for designated time periods, assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

                     The Portfolio may periodically compare its performance to
                  the performance of: other mutual funds tracked by mutual fund rating services (such as Lipper Analytical); financial and business publications and periodicals; broad groups of comparable mutual funds; unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or to other investment alternatives. The Portfolio may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Portfolio may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy and investment techniques.

                     The Portfolio may quote various measures of volatility
                  and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

                     The performance on Class A shares will normally be higher
                  than that on the Class E shares of the Portfolio because of the additional distribution expenses charged to Class E shares.

TAXES __________________________________________________________________________

                  The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolio or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes. State and local tax consequences of an investment in the Portfolio may differ from the federal income tax consequences described below. Additional information concerning taxes is set forth in the Statement of Additional Information.

Tax Status of     The Portfolio is treated as a separate entity for federal
the Portfolio     income tax purposes and is not combined with the Trust's
                  other portfolios. The Portfolio intends to qualify for the special tax treatment afforded regulated investment companies ("RICs") under Subchapter M of the Code, so as to be relieved of federal income tax on net investment company taxable income and net capital gains (the excess of net long-term capital gain over net short-term capital losses) distributed to shareholders.

Tax Status of     The Portfolio distributes substantially all of its net
Distributions     investment income (including net short-term capital gains)
                  to shareholders. Dividends from the Portfolio's net investment income are taxable to its shareholders as ordinary income (whether received in cash or in additional shares) and will not qualify for the deduction for the corporate dividends-received deduction. Distributions of net capital gains are taxable to shareholders as long-term capital gains. The Portfolio provides annual reports to shareholders of the federal income tax status of all distributions.

                     Dividends declared by the Portfolio in October, November
                  or December of any year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the Portfolio and received by the Shareholders on December 31 of the year declared if paid by the Portfolio at any time during the following January.

                     The Portfolio intends to make sufficient distributions to
                  avoid liability for the federal excise tax.

                     Investment income received by the Portfolio from sources
                  within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Portfolio is liable for foreign income taxes so withheld, the Portfolio intends to operate so as to meet the requirements of the Code to pass through to the shareholders credit for foreign income taxes paid. Although the Portfolio intends to meet Code requirements to pass through credit for such taxes, there can be no assurance that the Portfolio will be able to do so.
                     Sale, exchange or redemption of Portfolio shares is a
                  taxable transaction to the shareholder.

GENERAL
INFORMATION ____________________________________________________________________

The Trust         The Trust was organized as a Massachusetts business trust
                  under a Declaration of Trust dated March 6, 1985. The
                  Declaration of Trust permits the Trust to offer separate series of shares and different classes of each portfolio. In addition to the Portfolio, the Trust consists of the Bond
                  Index Portfolio. All consideration received by the Trust for shares of any class of any portfolio and all assets of such portfolio or class belong to that portfolio or class, respectively, and would be subject to the liabilities related thereto.

                     The Trust pays its expenses, including fees of its
                  service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

Trustees of the   The management and affairs of the Trust are supervised by
Trust             the Trustees under the laws of the Commonwealth of
                  Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Voting Rights     Each share held entitles the shareholder of record to one
                  vote. The shareholders of each Portfolio or class will vote separately on matters pertaining solely to that Portfolio or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Reporting         The Trust issues unaudited financial statements semi-
                  annually and audited financial statements annually. The
                  Trust furnishes proxy statements and other reports to shareholders of record.

Shareholder       Shareholder inquiries should be directed to the Manager, SEI
Inquiries         Financial Management Corporation, 680 East Swedesford Road,
                  Wayne, PA 19087.

Dividends         Substantially all of the net investment income (exclusive of capital gains) of the Portfolio is periodically declared and paid as a dividend. Dividends are paid currently on a quarterly basis. Currently, net capital gains (the excess of net long-term capital gain over net short-term capital loss) realized, if any, will be distributed at least annually.

                     Shareholders automatically receive all income dividends
                  and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Manager at least 15 days prior to the distribution.

                     Dividends and capital gains of the Portfolio are paid on
                  a per-share basis. The value of each share will be reduced by the amount of any such payment. If shares are purchased shortly before the record date for a dividend or capital gains distributions, a shareholder will pay the full price for the share and receive some portion of the price back as a taxable dividend or distribution.

                     The dividends on Class A shares of the Portfolio are
                  normally higher than those on the Class E shares because of the additional distribution expenses charged to Class E shares.

Counsel and       Morgan, Lewis & Bockius LLP serves as counsel to the Trust.
Independent       Arthur Andersen LLP serves as the independent public
Accountants       accountants of the Trust.

Custodian and     Comerica Bank acts as custodian of the Trust's assets. The
Wire Agent        Custodian holds cash, securities and other assets of the
                  Trust as required by the Investment Company Act of 1940, as amended (the "1940 Act"). CoreStates Bank, N.A., Broad and
                  Chestnut Streets, P.O. Box 7618, Philadelphia, PA 19101 acts as wire agent of the Trust's assets.

DESCRIPTION OF
PERMITTED
INVESTMENTS AND
RISK FACTORS   _________________________________________________________________

                  The following is a description of the permitted investment practices for the Portfolio, and the associated risk factors:

Bankers'          Bankers' acceptances are bills of exchange or time drafts
Acceptances       drawn on and accepted by a commercial bank. Bankers'
                  acceptances are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange.
                  Maturities are generally six months or less.

Certificates of   Certificates of deposit are interest bearing instruments
Deposit           with a specific maturity. They are issued by banks and
                  savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit have penalties for early withdrawal.

Commercial        Commercial paper is a term used to describe unsecured short-
Paper             term promissory notes issued by banks, municipalities,
                  corporations and other entities. Maturities on these issues vary from a few to 270 days.

Equity            Investments in equity securities in general are subject to
Securities        market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Portfolio invests will cause the net asset value of the Portfolio to fluctuate.

Illiquid          Illiquid securities are securities which cannot be disposed
Securities        of within seven business days at approximately the price at which they are being carried on the Trust's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security and repurchase agreements with durations (or maturities) over 7 days in length.

Repurchase        Repurchase agreements are agreements by which the Portfolio
Agreements        obtains a security and simultaneously commits to return the security to the seller at an agreed-upon price on an agreed-upon date. The Custodian will hold the security as collateral for the repurchase agreement. The Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from its right to dispose of the collateral or if the Portfolio realizes a loss on the sale of the collateral. The Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

Securities of     There are certain risks connected with investing in foreign
Foreign Issuers   securities. These include risks of adverse political and
                  economic developments (including possible governmental
                  seizure or
                  nationalization of assets), the possible imposition of
                  exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the
                  possibility that there will be less information on such
                  securities and their issuers available to the public, the
                  difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities
                  may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. The value of a Fund's
                  investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S.
                  dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control
                  regulations between foreign currencies and the U.S. dollars.
                  Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a
                  Fund.
Stock Index       A stock index futures contract is a bilateral agreement
Futures           pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount
                  times the difference between the stock index value at the
                  close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the Index is made; generally
                  contracts are closed out prior to the expiration date of the contract. No price is paid upon entering into futures
                  contracts. Instead, a Portfolio would be required to deposit an amount of cash or U.S. Treasury securities known as
                  "initial margin." Subsequent payments, call "variation
                  margin," to and from the broker, would be made on a daily
                  basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures
                  contract.
                     In order to avoid leveraging and related risks, when a
                  Portfolio purchases futures contracts, it will collateralize its position by depositing an amount of cash or cash
                  equivalents, equal to the market value of the futures
                  positions held, less margin deposits, in a segregated
                  account with the Trust's custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.
                     In considering the proposed use of futures contracts,
                  particular note should be taken that futures contracts
                  relate to the anticipated levels at some point in the
                  future, not to the current level of the underlying
                  instrument. Thus trading of stock index futures may not
                  reflect the trading of the securities which are used to
                  formulate an index or even actual fluctuations in the
                  relevant index itself. There is, in addition, a risk that
                  movements in the price of futures contracts will not
                  correlate with the movement in prices of the stock index
                  being tracked.
Time Deposits     Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, a time deposit earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits are considered to be illiquid securities.

U.S. Government   Obligations issued or guaranteed by agencies of the United
Agencies          States Government including, among others, the Federal Farm
                  Credit Bank, the Federal Housing Administration, and the
                  Small Business Administration and obligations issued or guaranteed by instrumentalities of the United States
                  Government including, among others, the Federal Home Loan
                  Mortgage Corporation, the Federal Land Banks, and the U.S.
                  Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association), and others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank), and still others are supported only by the credit of the instrumentality
                  (e.g., Federal National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the United
                  States Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity.
                  Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Portfolios' shares.

Warrants Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

When-Issued and   When-issued or delayed delivery basis transactions involve
Delayed           the purchase of an instrument with payment and delivery
Delivery          taking place in the future. Delivery of and payment for
Securities        these securities may occur a month or more after the date of the purchase commitment. The Portfolio will maintain with the custodian a separate account with liquid, high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Portfolio may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

                     Additional information on other permitted investments can
                  be found in the Statement of Additional Information.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Annual Operating Expenses............   2
Financial Highlights.................   3
The Trust............................   4
Investment Objectives and Policies...   4
General Investment Policies..........   6
Investment Limitations...............   6
The Manager & Shareholder Servicing
Agent................................   7
The Adviser..........................   8
Distribution.........................   8
Purchase & Redemption of Shares......   9
Performance..........................  11
Taxes................................  12
General Information..................  13
Description of Permitted Investments
and Risk Factors.....................  15

                                 SEI INDEX FUND

                        Post-Effective Amendment No. 18
                           PART C:  OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS:

(a)  Financial Statements


   Part A:
      Financial Highlights

   Part B: The following financial statements are incorporated by reference to Post-Effective Amendment No. 17.
      Report dated May 12, 1995 of Independent Public Accountants on financial statements as of March 31, 1995.
      Statements of Net Assets, as of March 31, 1995.
      Statements of Operations for the year ended March 31, 1995.
      Statements of Changes in Net Assets for the years ended March 31, 1995, 1994 and 1993.
      Financial Highlights for the years ended March 31, 1995, 1994, 1993, 1992, and 1991.
      Notes to Financial Statements.

      All required financial statements are included in Parts A or B hereof. All other financial statements and schedules are inapplicable.

(b)  Additional Exhibits

      (1)     Declaration of Trust (1)
      (2)     By-Laws (1)
      (3)     Not Applicable
      (4)     Not Applicable
      (5)(a)  Management Agreement with SEI Financial Management Corporation (2)
      (5)(b) Investment Administrator Agreement with Manufacturers National Bank of Detroit (3)
      (5)(c) Investment Administration Agreement with Woodbridge Capital Management, Inc. (5)
      (5)(d)  Investment Advisory Agreement with World Asset Management (6)

      (6)(a)  Distribution Agreement with SEI Financial Services Company (2)


      (6)(b) Form of Amended and Restated Distribution Agreement with SEI Financial Services Company *
      (7)     Not Applicable
      (8)(a)  Custodian Agreement with Manufacturers National Bank of
              Detroit (2)
      (8)(b)  Custodian Agreement with Comerica Bank
      (9)     Not Applicable
      (10)    Opinion and Consent of Counsel (4)
      (11)    Consent of Independent Public Accountants *
      (12)    Not Applicable
      (13)    Not Applicable
      (14)    Not Applicable

      (15)(a) Distribution Plan with SEI Financial Services Company (4)

      (15)(b) Form of Distribution Plan - Class E *
      (16)    Performance Quotation Computation (5)
      (17)    Powers of Attorney (6)

      (18)    Rule 18f-3 Plan*
   ________________________
   *     Filed herewith.

   (1) Incorporated by reference to Registrant's Registration Statement on Form N-1A (File No. 2-97111) filed with the Securities and Exchange Commission on April 17, 1985.
   (2) Incorporated by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on

         Form N-1A (File No. 2-97111) filed with the Securities and Exchange Commission on July 12, 1985.
   (3) Incorporated by reference to Post Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 2-97111) filed with the Securities and Exchange Commission on July 11, 1990.
   (4) Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 2-97111) filed with the Securities and Exchange Commission on June 14, 1985.
   (5) Incorporated by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (File No. 2-97111) filed with the Securities and Exchange Commission on July 29, 1993.

   (6) Incorporated by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 2-97111) filed with the Securities and Exchange Commission on May 31, 1995.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

   See the Prospectuses and Statement of Additional Information filed herewith regarding the Trust's control relationships. The Manager is a subsidiary of SEI Corporation which also controls the distributor of the Registrant, SEI Financial Services Company, and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors, and investment managers.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES:

    As of December 1, 1995:
                                               Number of
       Title of Class                         Record Holders

Units of beneficial interest, without par value-

    S&P 500 Index Portfolio Class A                196
    Bond Index Portfolio                            58

ITEM 27.  INDEMNIFICATION:

  Article VIII of the Agreement and Declaration of Trust filed as Exhibit 1 to the Registration Statement dated April 17, 1985 is incorporated by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:


  The list required by this Item 28 of officers and directors of World Asset Management, together with information as to any other business, profession, vocation or employment of a substantital nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by World Asset Management pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-48470).



ITEM 29.  PRINCIPAL UNDERWRITERS:

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

    Registrant's distributor, SEI Financial Services Company ("SFS"), acts as distributor for:



  SEI Daily Income Trust                   July 15, 1982
  SEI Liquid Asset Trust                   November 29, 1982
  SEI Tax Exempt Trust                     December 3, 1982
  SEI Index Funds                          July 10, 1985
  SEI Institutional Managed Trust          January 22, 1987
  SEI International Trust                  August 30, 1988
  Stepstone Funds                          January 30, 1991
  The Compass Capital Group                March 8, 1991
  FFB Lexicon Funds                        October 18, 1991
  The Advisors' Inner Circle Fund          November 14, 1991
  The Pillar Funds                         February 28, 1992
  CUFUND                                   May 1, 1992
  STI Classic Funds                        May 29, 1992
  CoreFunds, Inc.                          October 30, 1992
  First American Funds, Inc.               November 1, 1992
  First American Investment Funds, Inc.    November 1, 1992
  The Arbor Fund                           January 28, 1993
  1784 Funds                               June 1, 1993
  The PBHG Funds, Inc.                     July 16, 1993
  Marquis Funds/(R)/                       August 17, 1993
  Morgan Grenfell Investment Trust         January 3, 1994
  Inventor Funds, Inc.                     August 1, 1994
  The Achievement Funds Trust              December 27, 1994
  Insurance Investment Products Trust      December 30, 1994
  Bishop Street Funds                      January 27, 1995
  CrestFunds, Inc.                         March 1, 1995
  Conestoga Family of Funds                May 1, 1995
  STI Classic Variable Trust               August 18, 1995
  ARK Funds                                November 1, 1995

  SFS provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the business address of each director or officer is 680 East Swedesford Road, Wayne, PA
    19087.



                                        Position and Office                  Positions and Offices
Name                                     with Underwriter                       with Registrant
----------------------  ---------------------------------------------------  ---------------------

Alfred P. West, Jr.     Director, Chairman & Chief Executive Officer                            --
Henry H. Greer          Director, President & Chief Operating Officer                           --
Carmen V. Romeo         Director, Executive Vice President & Treasurer                          --
Gilbert L. Beebower     Executive Vice President                                                --
Richard B. Lieb         Executive Vice President                                                --
Charles A. Marsh        Executive Vice President-Capital Resources Division                     --
Leo J. Dolan, Jr.       Senior Vice President                                                   --
Carl A. Guarino         Senior Vice President                                                   --
Jerome Hickey           Senior Vice President                                                   --
David G. Lee            Senior Vice President                                      President
William Madden          Senior Vice President                                                   --
A. Keith McDowell       Senior Vice President                                                   --
Dennis J. McGonigle     Senior Vice President                                                   --
Hartland J. McKeown     Senior Vice President                                                   --
James V. Morris         Senior Vice President                                                   --
Steven Onofrio          Senior Vice President                                                   --
Kevin P. Robins         Senior Vice President, General Counsel &  Secretary                     --
Robert Wagner           Senior Vice President                                                   --
Patrick K. Walsh        Senior Vice President                                                   --
Kenneth Zimmer          Senior Vice President                                                   --
Robert Crudup           Managing Director                                                       --
Vic Galef               Managing Director                                                       --
Kim Kirk                Managing Director                                                       --
John Krzeminski         Managing Director                                                       --
Carolyn McLaurin        Managing Director & Vice President                                      --
Barbara Moore           Managing Director                                                       --
Donald Pepin            Managing Director                                                       --
Mark Samuels            Managing Director                                                       --
Wayne M. Withrow        Managing Director                                                       --
Mick Duncan             Team Leader                                                             --
Robert S. Ludwig        Team Leader & Vice President                                            --
Vicki Malloy            Team Leader                                                             --
Robert Aller            Vice President                                                          --
Steve Bendinelli        Vice President                                                          --
Cris Brookmyer          Vice President & Controller                                             --
Gordon W. Carpenter     Vice President                                                          --
Robert B. Carroll       Vice President & Assistant Secretary                                    --
Todd Cipperman          Vice President & Assistant Secretary
Ed Daly                 Vice President                                                          --
Jeff Drennen            Vice President                                                          --
Lucinda Duncalfe        Vice President                                                          --
Kathy Heilig            Vice President                                                          --
Larry Hutchison         Vice President                                                          --
Michael Kantor          Vice President                                                          --


                                        Position and Office                  Positions and Offices
Name                                     with Underwriter                       with Registrant
----------------------  ---------------------------------------------------  ---------------------
Samuel King             Vice President                                                          --
Donald H. Korytowski    Vice President                                                          --
Jack May                Vice President                                                          --
Sandra K. Orlow         Vice President & Assistant Secretary                                    --
Larry Pokora            Vice President                                                          --
Kim Rainey              Vice President                                                          --
Paul Sachs              Vice President                                                          --
Steve Smith             Vice President                                                          --
Daniel Spaventa         Vice President                                                          --
Kathryn L. Stanton      Vice President & Assistant Secretary                                    --
William Zawaski         Vice President                                                          --
James Dougherty         Director of Brokerage Services                                          --

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS:

  Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

  (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6);
      (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodian for those portfolios:

       Comerica Bank
       411 W. Lafayette
       Detroit, MI 48226

  (b) With respect to Rules 31a-1(a); 31a-1(b)(1), (2)(C) and (D); (4); (5);
      (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's Manager:

       SEI Financial Management Corporation
       680 E. Swedesford Road
       Wayne, PA 19087


  (c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Adviser for those portfolios:

     S&P 500 Index Portfolio     Bond Index Portfolio
       World Asset Management        Mellon Bond Associates
       100 Renaissance Center        One Mellon Bank, Suite 4135
       Detroit, MI 48243           Pittsburgh, PA  15258

ITEM 31.  MANAGEMENT SERVICES:

  None.

ITEM 32.  UNDERTAKINGS:

  Registrant undertakes to call a meeting of Shareholders for the purpose of voting upon the question of removal of a Trustee(s) when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares and in connection with such meetings to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to Shareholder communications.

  Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.


  Registrant hereby undertakes that whenever shareholders meeting the requirements of Section 16(c) of the Investment Company Act of 1940 inform the Board of Directors of their desire to communicate with Shareholders of the Fund, the Directors will inform such Shareholders as to the approximate number of Shareholders of record and the approximate costs of mailing or afford said Shareholders access to a list of Shareholders.

                                     NOTICE

  A copy of the Agreement and Declaration of Trust of SEI Index Funds is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or Shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to Registration Statement No. 2-97111 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wayne, Commonwealth of Pennsylvania, on the 22nd day of December, 1995.

                               SEI INDEX FUNDS

                               By:   /s/ David G. Lee
                                    -------------------------------------------
                                    David G. Lee
                                    President, Chief Executive Officer
Attest:

 /s/ Jeffrey A. Cohen
-------------------------------------------
     Jeffrey A. Cohen
     Controller, Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.


          *                Trustee                              December 22, 1995
-----------------------
Richard F.  Blanchard

          *                Trustee                              December 22, 1995
-----------------------
William M.  Doran

          *                Trustee                              December 22, 1995
-----------------------
F.  Wendell Gooch

          *                Trustee                              December 22, 1995
-----------------------
Frank E.  Morris

          *                Trustee                              December 22, 1995
-----------------------
James M. Storey

          *                Trustee                              December 22, 1995
-----------------------
Robert A.  Nesher

 /s/ David G. Lee          President, Chief Executive Officer   December 22, 1995
-----------------------
David G. Lee

 /s/ Jeffrey A. Cohen      Controller, Chief Financial Officer  December 22, 1995
-----------------------
Jeffrey A. Cohen




* By:   /s/ David G. Lee
       ----------------------------
   David G. Lee
   Attorney-in-Fact

                                 EXHIBIT INDEX

Exhibit No.
-----------

(1)     Declaration of Trust (1)
(2)     By-Laws (1)
(3)     Not Applicable
(4)     Not Applicable
(5)(a)  Management Agreement with SEI Financial Management Company (2)
(5)(b)  Investment Administrator Agreement with Manufacturers National Bank of Detroit (3)
(5)(c)  Investment Administration Agreement with Woodbridge Capital
        Management, Inc. (5)
(5)(d)  Investment Advisory Agreement with World Asset Management (6)
(6)(a)  Distribution Agreement with SEI Financial Services Company (2)
(6)(b)  Form of Amended and Restated Distribution Agreement with SEI Financial
        Services Company
(7)     Not Applicable
(8)     Custodian Agreement with Manufacturers National Bank of Detroit (2)
(9)     Not Applicable
(10)    Opinion and Consent of Counsel (4)
(11)    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS *
(12)    Not Applicable
(13)    Not Applicable
(14)    Not Applicable
(15)(a) Distribution Plan with SEI Financial Services Company (4)
(15)(b) Form of Distribution Plan - Class E
(16)    Performance Quotation Computation (5)
(17)    Powers of Attorney (6)
(18)    RULE 18F-3 PLAN *
------------------------
 *      Filed herewith.

(1) Incorporated by reference to Registrant's Registration Statement on Form N-1A (File No. 2-97111) filed with the Securities and Exchange Commission on April 17, 1985.
(2) Incorporated by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File No. 2-97111) filed with the Securities and Exchange Commission on July 12, 1985.
(3) Incorporated by reference to Post Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 2-97111) filed with the Securities and Exchange Commission on July 11, 1990.
(4) Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 2-97111) filed with the Securities and Exchange Commission on June 14, 1985.
(5) Incorporated by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (File No. 2-97111) filed with the Securities and Exchange Commission on July 29, 1993.

(6) Incorporated by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 2-97111) filed with the Securities and Exchange Commission on May 31, 1995.